SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 31, 2017, EnviroStar, Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary, Tri-State Technical Services, Inc., a Delaware corporation (“Tri-State”), completed its acquisition (the “Transaction”) of substantially all of the assets of Tri-State Technical Services, Inc., a Georgia corporation (“Seller”), pursuant to the terms of the Asset Purchase Agreement, dated as of September 8, 2017 (the “Asset Purchase Agreement”), by and among the Company and Tri-State, on the one hand, and the Seller and Matt Stephenson, on the other hand. The execution of the Asset Purchase Agreement was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 11, 2017.

On November 3, 2017, the Company filed a Current Report on Form 8-K (the “Filing”) with the SEC to report the consummation of the Transaction. This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Filing to present certain financial statements of the Seller and to present certain unaudited pro forma financial information of the Company in connection with the Transaction.  Except as described above, all other information in and exhibits to the Filing remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)           The financial statements required by Item 9.01(a) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)           The pro forma financial information required by Item 9.01(b) are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)           Not applicable

(d)           Exhibits:

23.1	Consent of Aprio, LLP.

99.2	Unaudited balance sheet of the Seller as of June 30, 2017, and the related statements of income and statements of cash flows for the six month periods ended June 30, 2017 and 2016, and the audited balance sheets of the Seller as of December 31, 2016 and 2015, and the related statements of income, statements of shareholder’s equity, and statements of cash flows for each of the two years ended December 31, 2016 and 2015.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2017 and unaudited pro forma condensed combined statement of operations of the Company for twelve months ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: November 8, 2017	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Aprio, LLP.

99.2	Unaudited balance sheet of the Seller as of June 30, 2017, and the related statements of income and statements of cash flows for the six month periods ended June 30, 2017 and 2016, and the audited balance sheets of the Seller as of December 31, 2016 and 2015, and the related statements of income, statements of shareholder’s equity, and statements of cash flows for each of the two years ended December 31, 2016 and 2015.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2017 and unaudited pro forma condensed combined statement of operations of the Company for twelve months ended June 30, 2017.